UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 15, 2010

L.B. Foster Company
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-10436	25-1324733
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

415 Holiday Drive
Pittsburgh, Pennsylvania	15220
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (412) 928-3417
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
L.B. Foster Company and certain of its subsidiaries (“Registrant”) with PNC Bank, as lender and agent, and Registrant’s other lenders under the Amended and Restated Revolving Credit Agreement dated May 5, 2005, as amended ( the “Agreement”), executed the Seventh Amendment to the Agreement on December 17, 2010 (the “Seventh Amendment”). The Seventh Amendment was executed in connection with Registrant’s acquisition of Portec Rail Products, Inc. (the “Acquisition”) and among other matters permits the Acquisition and waives any default under the Agreement’s covenants due to the acquisition two days prior to the Seventh Amendment of approximately 80% of the outstanding shares of Portec pursuant to the Registrant’s Offer to Purchase all of the issued and outstanding shares of Portec dated February 26, 2010, as amended. The Seventh Amendment also adds Foster Thomas Company, a wholly-owned subsidiary of Registrant, as a borrower under the facility. Additionally, the Seventh Amendment provides for Portec Rail Products, Inc. to join the facility as a borrower upon the six month anniversary of the Seventh Amendment, or if certain other financial triggers occur. The description set forth above is not complete and is subject to and qualified in its entirety by reference to the complete text of the Seventh Amendment, a copy of which is filed herewith as Exhibit 10.1, and the terms of which are incorporated by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On December 15, 2010, L.B. Foster Company, a Pennsylvania corporation (“L.B. Foster”) closed its previously announced tender offer, through its direct wholly-owned subsidiary Foster Thomas Company, a West Virginia corporation (“Purchaser”), for the outstanding shares of Portec Rail Products, Inc., a West Virginia corporation (“Portec”), and immediately launched a subsequent offering period.
The acquisition is structured as a two-step transaction, consisting of the following:
(a) first, a cash tender offer by Purchaser for all issued and outstanding shares of Portec common stock, $1.00 par value per share (the “Shares”), at a purchase price of $11.80 per Share, net to the sellers in cash, without interest thereon, upon the terms, and subject to the conditions, of the Offer to Purchase, dated as of February 26, 2010, and the related Letter of Transmittal, each as initially filed by the Company and Purchaser with the Securities and Exchange Commission on February 26, 2010 and as amended and supplemented from time to time (the “Offer”); and
(b) second, a merger of Purchaser with and into Portec, with Portec surviving as a wholly-owned subsidiary of the Company (the “Merger”) pursuant to the previously announced Agreement and Plan of Merger, dated as of February 16, 2010 (the “Merger Agreement”), by and among the Company, Purchaser and Portec..
The Offer expired at 5:00 p.m., New York City time, on December 15, 2010. Computershare Trust Company, N.A., the depositary for the Offer, advised the Company and Purchaser that approximately 7,630,969 Shares were validly tendered and not properly withdrawn pursuant to the Offer, which represented approximately 79.46% of all outstanding Shares as of the Offer’s expiration date. On December 15, 2010, Purchaser accepted for payment all Shares that were validly tendered and not properly withdrawn, and payment for such Shares was made in accordance with the Offer’s terms, and L.B. Foster and Purchaser immediately launched a subsequent offering period.
Upon the expiration of all subsequent offering periods, L.B. Foster intends to merge Purchaser with and into Portec resulting in Portec becoming a direct, wholly-owned subsidiary of L.B. Fotser.
L.B. Foster’s acquisition of 100% of the Shares was valued at approximately $115 million (which does not account for any proceeds to Portec from the exercise of outstanding options to purchase Shares as of the expiration of the Offer). To date, Purchaser has paid approximately $90.5 million for approximately 7.67 million Shares, representing approximately 79.9% of all outstanding Shares. L.B. Foster funded the acquisition with its available cash balances.
The Company issued a press release on December 15, 2010 announcing the completion of the Offer and the subsequent offering period, the complete text of which press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.
The description of the Merger Agreement in this Current Report on Form 8-K is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to L.B. Foster’s Current Report on Form 8-K filed on February 17, 2010 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
a) Financial Statements of Businesses Acquired.
To the extent that any financial statements are required by this Item of this Form 8-K with respect to the Merger described in Item 2.01 hereof, such additional financial statements will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
(b) Pro Forma Financial Information.
To the extent that any pro forma financial information is required by this Item of this Form 8-K with respect to the Acquisition described in Item 2.01 hereof, such additional pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
(d) Exhibits.
2.1	Agreement and Plan of Merger, dated February 16, 2010, by and among L.B. Foster Company, Foster Thomas Company and Portec Rail Products, Inc., incorporated by referenced to Exhibit 2.1 to Form 8-K filed on February 17, 2010

10.1	Seventh Amendment dated December 17, 2010 to the Amended and Restated Revolving Credit Agreement dated May 5, 2005

99.1	Press Release issued December 15, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. Foster Company
Date: December 21, 2010	By:	/s/ David Russo
		Name:	David Russo
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 16, 2010, by and among L.B. Foster Company, Foster Thomas Company and Portec Rail Products, Inc., incorporated by referenced to Exhibit 2.1 to Form 8-K filed on February 17, 2010

10.1	Seventh Amendment dated December 17, 2010 to the Amended and Restated Revolving Credit Agreement dated May 5, 2005

99.1	Press Release issued December 15, 2010